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                                                                    EXHIBIT 23.1

                 KEYSTONE INTERNATIONAL, INC. AND SUBSIDIARIES

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 1994 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-37053, File No. 33-69814, File No. 33-50845 and File No. 33-44303.



ARTHUR ANDERSEN & CO.


March 9, 1994
Houston, Texas